united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

# The Boyar Value Fund, Inc.

**BOYAX**

Boyar value fund

# Semi-Annual Report
# June 30, 2020

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.boyarassetmanagement.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

Overview

Boyar Asset Management (like most companies) continues to work remotely. Our investment in technology is paying dividends, as we were able to seamlessly transition to a remote environment, and it is business as usual. Our group is in constant contact, and our analyst team is working diligently to uncover equities that we can add to the portfolio and stress-testing existing positions. We hope to return to our New York City office as soon as possible.

Index Leadership

The S&P 500 is a market cap weighted index: the larger the market capitalization of a company, the greater its impact on the index’s return. As of July 10, Microsoft’s average weight for the year was 5.34%, Apple’s 5.09%, Amazon’s 3.71%, Facebook’s 1.96%, and Alphabet’s 3.25%. On average, these 5 companies have accounted for ~19.35 % of the index throughout 2020—and it would take the next 19 largest companies in the index (including such heavyweights as Berkshire Hathaway, Intel, Procter & Gamble, and Home Depot) to equal their weighting.

Through July 10, these 5 mega capitalization technology stocks produced an average return of 31.7% while the S&P 500 decreased by ..41%. These high-flyers are masking the pain that many of the stocks in the index are experiencing. Without these 5 stocks, the S&P would be down ~6.85% for the year. This return would still outpace the performance of a “typical” stock in the index for 2020, as the “average” stock in the S&P has decreased by about 11% and well over 160 stocks in the S&P 500 have lost 20% or more of their value. Because of the tech stock outperformance, the index weightings of these 5 major technology companies have increased significantly throughout 2020, making their contributions to the index’s return even more impactful.

Index Concentration – Buyer Beware

If history is any guide, this index concentration could be dangerous for investors in these high-flying shares. In 2000, around 19% of the S&P 500 was concentrated in Microsoft, General Electric, Cisco, Intel, and Walmart. From the bursting of the dotcom bubble to the October 9, 2002, S&P 500 low, each of these stocks (except for Walmart, which lost 7.39% of its value), significantly underperformed the S&P 500. This underperformance ranged from ~9% in the case of GE, which lost 56% of its value (compared with the S&P, which lost 47.5% of its value), to Cisco Systems, which lost a staggering 88%.

Calculating the return of these stocks from the dotcom bust to the 2007 S&P500 peak reveals that each former Wall Street darling significantly underperformed the S&P 500’s 14.95% return. The “best” performer in the group was GE, which lost a mere 5%, and the worst performer was Intel, which lost 60%. Like today’s market leaders, these were great companies that were dominant in their respective fields. However, from an investment perspective, they were simply too expensive. Cisco Systems sold for well over 100x earnings, Intel for 60x, and Microsoft for 73x.While today’s leaders (except Amazon) are not as expensive on a p/e basis (measurement of current share price relative to per-share earnings), investors in these companies should proceed with caution. Remember—you can buy the greatest company in the world, but if you pay too much for it, you will not receive a satisfactory return. The price you pay for a stock is just as important to your investment outcome as which stock you purchase.

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636
www.BoyarAssetManagement.com

A senior strategist at Ned Davis Research, a well-known investment research firm, has warned that Facebook, Amazon, Netflix, Microsoft, Apple, and Alphabet have bubble like characteristics. Ned Davis compiles a historical bubble composite, which according to an article written by Ben Levisohn of Barron’s aggregates the 1929 Dow Jones Industrial Average, the price of gold in 1980, Japan’s Nikkei 225 in 1989, and the Nasdaq Composite in 2000 (all peak bubble periods).

Ned Davis has pointed out that a market cap weighted index of the aforementioned 6 technology names tracks the bubble composite almost perfectly. The composite of the bubble periods just mentioned gained 33.33% annually during the 5 years heading into its peak, whereas these 6 technology stocks have gained 32.91% annually during the 5 years ending July 10. Ned Davis Research also notes that they trade at 36x earnings and 6x sales, the latter of which is the highest figure on record. However, they are not calling a market top, believing that if the rest of the market advances, the Big 6 may reach new highs.

Major Index Performance

The Nasdaq 100 index, which is heavily weighted toward technology shares, has been 2020’s standout performer (advancing almost 25% through July 10). Almost 40% of the index’s weight consists of Apple, Microsoft, Amazon, and Facebook shares. (These 4 companies have increased an average of 40% for 2020.) Buyers of this index, however, are paying a heavy price—it is currently trading at a nosebleed 34x earnings. What’s more, the Nasdaq 100 is also currently exhibiting certain similarities between now and the dotcom era, trading 21% above its average price over the past 100 days—the widest spread since March 2000.

At ~22x earnings, the S&P 500 is certainly no bargain either (especially considering all the uncertainty in the world). During the March 2020 low, the index briefly reached a more reasonable ~14.6x. The S&P 500 equal weighted index sells for 18.4x earnings—clearly cheaper, but still far from cheap.

Small capitalization stocks have fared the worst. As of July 9, the Russell 2000 (a basket of small company stocks) was down ~14%, but the “typical” stock in the index has done far worse. Simply computing the average of all the companies in the index masks the real pain within the index, with outliers like Novavax Inc. (which has gained more than 2000% for the year) skewing the results. Calculating the median return for each company, however, produces a negative 20% return. In addition, approximately 30% of the stocks in the Russell 2000 have lost 33% of their value in 2020. Things are the bleakest for small cap value shares. Through July 9, the Russell 2000 value index has lost ~28% of its value. The median stock in the index lost over 31%, and ~20% of the companies in the index have lost 50% or more of their value.

Boyar Value Fund Performance

The Boyar Value Fund gained 14.65% for the second quarter versus an increase of 20.54% for the S&P 500 & a gain of 13.81% for the S&P 1500 Value. For the six months ending June, 30, 2020, the fund is down 13.63% versus a loss of 3.08% for the S&P 500 and a decline of 16.11% for the S&P 500 value. The underperformance versus the S&P 1500 is directly attributable to our significant underweighting in technology companies as well as value-oriented shares being out of favor.

The Perils of Trying to Time the Market

The old stock market adage that “it is time in the market, not market timing” certainly held true during the first half of this current year. For all the dizzying turbulence, it is worth noting that the S&P 500 is nearly flat for anyone who sat tight and held through the chaos. Periods of stock market volatility should be the time when active managers shine, but the downside of getting it wrong (especially by trying to time the market) has rarely been greater. One stark statistic highlighting the risk of market timing focuses on the penalty an investor would have incurred by not being invested during the biggest single-day stock market gains. According to Bloomberg News, if an investor missed the five best days of this year, a mediocre 2020 became a disastrous one, with investors who were out of the market on those days down 30%. While it is highly unlikely that someone would miss just those days, this statistic helps demonstrate the value of staying the course.

With the number of days when the S&P 500 has increased or decreased by 2% increasing at a pace not seen in decades, now might seem like a great time to sit on the sidelines. However, trying to time the market is a fool’s errand—often the stock market rallies just when the situation looks the bleakest. This year is a perfect example: the S&P 500 dropped more than 5% during five sessions, four of them in March, when the world was in an all-out panic. However, that same terror-filled month, Bloomberg notes, also accounted for four of the five biggest gains. Timing the market is extremely difficult, but that hasn’t stopped investors from trying. Bears haven’t stopped calling for the S&P 500 to crash, potentially revisiting its March low, but if history is any guide, that scenario may not play out. During the eight market cycles since World War II, only once has the S&P 500 come within 5% of its bear market low after 3 months have passed, according to a study by BMO Capital Markets.

– Analysis based on data reported by Lu Wang and Vildana Hajric of Bloomberg News.

Value Versus Growth

As we’ve described, the S&P’s recent rally has been fueled in large part by the significant advance of a small number of large capitalization technology-oriented growth stocks. In fact, growth stocks have been outperforming value by the widest margin in decades, with economic uncertainty pushing investors into companies that can deliver fast growth.

As the chart below shows, value shares haven’t been this cheap relative to growth stocks since the dotcom era when the bull market for growth stocks continued unabated until March 2000, when the dotcom craze took a nosedive that lasted years. The NASDAQ Index, which had risen fivefold between 1995 and 2000, tumbled from a peak of 5,048 on March 10, 2000, to 1,139 on October 4, 2002—a decline of 76.81%. During the next couple of years, our style of investing came back into vogue as value once again shone.

Conventional investment theory suggests that value stocks, such as banks and industrials, tend to do better when the economy begins to recover from a downturn, because many value stocks are particularly sensitive to the ebb and flow of economic activity. A recent note penned by David Kostin, chief U.S. equity strategist for Goldman Sachs, offers some insight:

“In our view the extreme valuation between the most expensive and least expensive stocks will most likely be closed when an ‘improving economic environment causes low valuation stocks to catch up with the current market leaders.’”

Source: JP Morgan Guide to the Markets.

For the most part, today’s market leaders are not nearly as stretched as they were in 1999, but by any acceptable analytical benchmark, they are certainly not inexpensive. Throughout our careers we have seen growth trounce value for extended periods from time to time. When this has happened, we have been called dinosaurs, with more than a few market observers concluding that value investors’ metrics were no longer relevant and our investment style passé. In each instance, the naysayers were proven wrong. Although precisely when this will occur is anyone’s guess, we believe that in the not-too-distant future value will once again have its day in the sun.

What Happens to the Market After a 30+% Intra-Year Decline?

At one point this year the S&P 500 was down 34%. Fortunately, such negative intrayear declines are rare. Before 2020, they had occurred only 4 times since 1980: In 1987, the S&P 500 was down 34% but ended the year up 2%. In 2001 the S&P was once down 30% but finished the year only down 13%. In 2002 the S&P 500 declined 34% intrayear and finished down 23%. In 2008, when the index dropped 49% intrayear, it finished down 38%.

Source: JP Morgan Guide to the Markets.

More interesting (and encouraging) is what happened in the years immediately following a period when the stock market was down 30% or more intrayear: In 1987 the year ended up 2%, and the following 2 years registered gains of 12% and 27% respectively. In 2002, after losing 34% at one point, the S&P 500 had 5 positive years in a row, advancing 26% in 2003, 9% in 2004, 3% in 2005, 14% in 2006, and 4% in 2007. After the 2008 debacle, when at one point the index was down over 49%, the next 2 years registered gains of 23% and 13%, respectively. The only year when a gain did not occur the year after a 30+% intrayear decline was 2002, when the following year registered a loss of 23%. Admittedly, this is a small sample set, but if history is any guide, we could be in for future gains over the following years.

Fiscal Stimulus Coming to an End

Jamie Dimon, who is chairman and CEO of JP Morgan (and thus uniquely qualified to assess the state of the broader economy), made some interesting remarks in the company’s latest conference call:

“This is not a normal recession. The recessionary part of this you’re going to see down the road. . . . You will see the effect of this recession. You’re just not going to see it right away because of all the stimulus.”

A large part of the fiscal stimulus ($600 a week in extra unemployment benefits) expires at the end of July. This has been a lifeline for many Americans who, through no fault of their own, lost their jobs. Congress and the president are currently negotiating what extension, if any, could occur, but with the economic recovery on shaky ground, and a vaccine or more established treatment still many months away (using the most optimistic scenarios), the federal government needs to continue benefits in some form to keep the economy afloat. If nothing is done, the “recessionary part” of the recession Mr. Dimon spoke of will become quite evident, as these payments have been quite significant. Unemployment benefits as a share of personal income usually are significantly less than 1% but at present are 6%. If these benefits lapse significantly, the nascent recovery could be derailed.

Tesla

Tesla’s share price performance continues to defy gravity. Tesla shares started 2020 trading at ~$418 per share and now change hands at over $1,600 per share. Tesla’s market capitalization is over $300 billion and is now bigger than those of Bank of America and American Express combined. Elon Musk’s personal stake in Tesla is worth nearly as much as the combined market capitalization of General Motors and Ford, even though Tesla ended 2Q delivering only 90,650 vehicles. (For context, Ford delivered 2.4 million cars in 2019.)

As always, we’re available to answer any questions you might have. If you’d like to discuss these issues further, please reach out to us at jboyar@boyarvaluegroup.com or 212-995-8300.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

2291-NLD-7/30/2020

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns
(Through 6/30/20)

				Since
	1 Year	5 Year	10 Year	Inception*

At NAV	(8.65)%	3.06%	9.56%	5.89%
Inclusive of sales charges	(13.21)%	2.01%	9.00%	5.64%
After taxes on distribution	(14.05)%	1.29%	8.50%	5.05%
After taxes on distribution and the sale of shares	(7.18)%	1.55%	7.37%	4.51%
S&P 500 TR	7.51%	10.73%	13.99%	6.73%
S&P Composite 1500 Value Index	(5.54)%	5.66%	10.79%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After- tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 13, 2020 was 1.80%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^       The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2020)
(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) through June 30, 2019, a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. The S&P 500 Index is included to allow you to compare your returns against an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The Russell 2000 is an index measuring the performance of approximately 2,000 small -cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The NASDAQ Composite is a market-capitalization weighted index of the more than 3,000 common equities listed on the NASDAQ stock exchange. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Fair Value
	COMMON STOCK - 81.8%
	AIRLINES - 0.5%
12,000	JetBlue Airways Corp. *	$130,800

	APPAREL - 1.1%
24,070	Hanesbrands, Inc.	271,750

	BANKS - 10.3%
29,221	Bank of America Corp.	693,999
12,707	Bank of New York Mellon Corp.	491,126
4,430	Citigroup, Inc.	226,373
10,750	JPMorgan Chase & Co.	1,011,145
		2,422,643
	COMPUTERS - 0.5%
49,952	Conduent, Inc. *	119,385

	DISTRIBUTION/WHOLESALE - 0.2%
3,000	Univar Solutions, Inc. *	50,580

	DIVERSIFIED FINANCIAL SERVICES - 6.2%
8,500	Ameriprise Financial, Inc.	1,275,340
8,359	Franklin Resources, Inc.	175,288
		1,450,628
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
3,200	Energizer Holdings, Inc.	151,968

	ENTERTAINMENT - 4.2%
19,227	Liberty Media Corp-Liberty Braves *	379,541
4,134	Madison Square Garden Sports Corp. *	607,243
		986,784
	FOOD - 2.9%
9,000	Mondelez International, Inc., Class A	460,170
4,000	Sysco Corp.	218,640
		678,810
	HOUSEWARES - 3.6%
21,489	Newell Brands, Inc.	341,245
3,700	Scotts Miracle-Gro Co., Class A	497,539
		838,784

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Fair Value
	INTERNET - 3.7%
12,500	eBay, Inc.	$655,625
7,169	Twitter, Inc. *	213,565
		869,190
	LEISURE TIME - 1.5%
10,000	Acushnet Holdings Corp.	347,900

	LODGING - 0.7%
8	Marriott International, Inc., Class A	686
9,500	MGM Resorts International	159,600
		160,286
	MEDIA - 12.3%
3,641	AMC Networks, Inc., Class A *	85,163
18,268	Comcast Corp., Special Class A	712,087
23,663	Discovery Communications, Inc., Class C *	455,749
4,134	Madison Square Garden Entertainment Corp. *	310,050
26,201	MSG Networks, Inc., Class A *	260,700
9,500	Walt Disney Co.	1,059,345
		2,883,094
	PACKAGING & CONTAINERS - 0.3%
7,215	O-I Glass, Inc.	64,791

	PHARMACEUTICALS - 7.4%
7,500	Bristol-Myers Squibb Co.	441,000
6,500	CVS Health Corp.	422,305
2,500	Johnson & Johnson	351,575
16,000	Pfizer, Inc.	523,200
		1,738,080
	REAL ESTATE - 0.1%
21,539	Trinity Place Holdings, Inc. *	29,724

	RETAIL - 10.4%
6,385	Home Depot, Inc.	1,599,506
3,000	McDonald’s Corp.	553,410
1,500	Starbucks Corp.	110,385
1,425	Target Corp.	170,900
		2,434,201

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Fair Value
	SEMICONDUCTORS - 2.0%
8,000	Intel Corp.	$478,640

	SOFTWARE - 8.4%
9,734	Microsoft Corp.	1,980,967

	TELECOMMUNICATIONS - 2.5%
12,500	Cisco Systems, Inc.	583,000

	TRANSPORTATION - 2.4%
5,000	United Parcel Service, Inc., Class B	555,900

	TOTAL COMMON STOCK (Cost - $10,150,158)	19,227,905

	SHORT-TERM INVESTMENTS - 18.3%
3,479,313	Dreyfus Institutional Preferred Government Money Market Fund - Premier Shares, 0.01% **	3,479,313
821,496	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	821,496
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,300,809)	4,300,809

	TOTAL INVESTMENTS - 100.1% (Cost - $14,450,967)	$23,528,714
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(22,679)
	NET ASSETS - 100.0%	$23,506,035

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

ASSETS
Investment securities, at cost	$14,450,967
Investment securities, at value	$23,528,714
Dividends and interest receivable	6,922
Receivable for Fund shares sold	7,549
Prepaid expenses and other assets	20,551
TOTAL ASSETS	23,563,736

LIABILITIES
Advisory fees payable	10,592
Distribution fees (12b-1) payable	16,543
Payable to service providers	7,691
Audit fees payable	8,682
Accrued expenses and other liabilities	14,193
TOTAL LIABILITIES	57,701
NET ASSETS	$23,506,035

Net Assets Consist Of:
Paid in capital	$13,502,933
Accumulated earnings	10,003,102
NET ASSETS	$23,506,035

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,010,865
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$23.25
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$24.47

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends	$230,072
Interest	7,681
TOTAL INVESTMENT INCOME	237,753

EXPENSES
Investment advisory fees	60,108
Distribution (12b-1) fees	30,054
Administrative services fees	21,878
Transfer agent fees	21,428
Legal fees	17,900
Accounting services fees	11,904
Printing and postage expenses	9,690
Directors’ fees and expenses	8,740
Audit fees	8,554
Compliance officer fees	8,190
Insurance expense	6,734
Custodian fees	4,116
Registration fees	3,080
Other expenses	7,136
TOTAL EXPENSES	219,512
Less:
Fees waived by the Adviser	(6,432)
NET EXPENSES	213,080
NET INVESTMENT INCOME	24,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	898,547
Net change in unrealized appreciation (depreciation) of investments	(4,717,768)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,819,221)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,794,548)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2020	December 31, 2019
	(Unaudited)
FROM OPERATIONS
Net investment income	$24,673	$110,983
Net realized gain from security transactions	898,547	598,709
Net change in unrealized appreciation (depreciation) on investments	(4,717,768)	3,881,483
Net increase (decrease) in net assets resulting from operations	(3,794,548)	4,591,175

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	—	(1,040,534)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	329,459	585,610
Net asset value of shares issued in reinvestment of distributions to shareholders	—	1,020,377
Payments for shares redeemed	(970,938)	(1,605,407)
Redemption fee proceeds	—	1,072
Net increase (decrease) in net assets from capital share transactions	(641,479)	1,652

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,436,027)	3,552,293

NET ASSETS
Beginning of period	27,942,062	24,389,769
End of period	$23,506,035	$27,942,062

CAPITAL SHARE ACTIVITY
Shares Sold	14,130	22,379
Shares Reinvested	—	38,461
Shares Redeemed	(41,273)	(61,748)
Net decrease in shares outstanding	(27,143)	(908)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period Presented

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
Net Asset Value, Beginning of Period	$26.92		$23.48	$26.54	$23.37	$22.22	$22.86
Activity from investment operations:
Net investment income (1)	0.02		0.11	0.08	0.10	0.03	0.04
Net realized and unrealized gain (loss) on investments	(3.69)		4.37	(1.92)	3.52	1.54	(0.06)
Total from investment operations	(3.67)		4.48	(1.84)	3.62	1.57	(0.02)
Paid-in-Capital from Redemption Fees (1)	—		0.00 (2)	—	—	—	0.00 (2)
Less distributions from:
Net investment income	—		(0.11)	(0.08)	(0.11)	(0.03)	—
Net realized gains	—		(0.93)	(1.14)	(0.34)	(0.39)	(0.62)
Total distributions	—		(1.04)	(1.22)	(0.45)	(0.42)	(0.62)
Net Asset Value, End of Period	$23.25		$26.92	$23.48	$26.54	$23.37	$22.22
Total Return (3)	(13.63	)% (4)	19.15%	(7.12)%	15.48%	7.04%	(0.11)%
Net Assets, End of Period	$23,506,035		$27,942,062	$24,389,769	$27,219,974	$24,432,589	$23,999,274
Ratio of gross expenses to average net assets (5)	1.83	% (6)	1.75%	2.11%	2.22%	2.19%	2.14%
Ratio of net expenses to average net assets	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	0.21	% (6)	0.42%	0.30%	0.42%	0.13%	0.19%
Portfolio Turnover Rate	6	% (4)	9%	7%	2%	4%	7%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.

Fair Valuation Process – As noted above, the Fair Value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2020 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$19,227,905	$—	$—	$19,227,905
Short-Term Investments	4,300,809	—	—	4,300,809
Total	$23,528,714	$—	$—	$23,528,714

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,218,834 and $2,890,636, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$14,450,967	$10,293,583	$(1,215,836)	$9,077,747

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares. Prior to July 1, 2019, Ladenburg Thalmann & Co., Inc. was the distributor.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least March 31, 2021. For the six months ended June 30, 2020, the Adviser waived fees in the amount of $6,432.

As of December 31, 2019, the Adviser has the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$48,198	December 31, 2020

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the six months ended June 30, 2020, the Distributor did not receive any underwriting commissions.

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the six months ended June 30, 2020 was $5,897. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, GFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Vector Group Ltd. held approximately 36.7% while National Financial Services LLC held 45.6% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the six months ended June 30, 2020, the Fund had no redemption fees.

BOYAR VALUE FUND, INC .
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$112,139	$78,363
Long-Term Capital Gain	928,395	1,132,401
	$1,040,534	$1,210,764

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$467	$1,668	$13,795,515	$13,797,650

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/20	6/30/20	1/1/20 – 6/30/20	1/1/20 – 6/30/20
Actual	$1,000.00	$863.70	$8.11	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.16	$8.77	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [182] divided by the number of days in the fiscal year [366].

**	Annualized.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), (the “Agreement”).

At a Board meeting held on June 2, 2020 the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of mutual funds, which consisted of the Fund and other large-cap value funds ( the “Peer Funds”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Peer Funds; (ii) the Fund’s average expense ratio to those of its Peer Funds (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Peer Funds and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the Adviser to determine the Peer Funds to prepare its information and the rationale for including both Peer Funds, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreement.

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund, including, without limitation, the nature and quality of the investment advisory services since the Fund’s inception, its coordination of services for the Fund by the Fund’s service providers, and its compliance procedures and practices. The Board noted that certain of the Fund’s executive officers are employees of the Adviser, and serve the Trust without additional

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of the Fund’s Benchmark and the Peer Funds. The Board also considered the success and consistency of the Adviser’s management of the Fund in implementing the Fund’s investment objective and policies. The Board noted that the Fund outperformed the mean performance of the Peer Funds over the one- and ten-year periods ended March 31, 2020, and performed in -line with the mean performance of the Peer Funds over the three-year period ended March 31, 2020. The Board also noted that the Fund outperformed its Benchmark for the period since the Fund’s inception to March 31, 2020. However, the Board noted that the Fund underperformed its Benchmark during the one-, three-, five- and ten-year periods ended March 31, 2020. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund and separate accounts, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and therefore satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Fund. The Board discussed the Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to the Fund. The Board also considered potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Board compared the fees and expenses of the Fund (including the management fee) to the Peer Funds. It was noted that the management fee was generally lower than the Morningstar category average, and that while some funds had lower expense caps than the Fund, there was not a dramatic difference. The Board also compared the fees paid by the Fund to fees paid by other clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement. The Board considered that the Fund was currently experiencing benefits from the Fund’s Expense Limitation Agreement, and that the Fund has experienced benefits from its Expense Limitation Agreement in prior years. Going forward, the Board noted that the Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers. Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s arrangements with the Adviser are fair and reasonable.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                       ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 9/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 9/3/20

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 9/3/20

* Print the name and title of each signing officer under his or her signature.